Exhibit 12.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Angeliki Frangou, certify that:

1. I have reviewed this amendment no. 2 to the annual report on Form 20-F for the year ended December 31, 2012 of Navios Maritime Acquisition Corporation; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Angeliki Frangou
Angeliki Frangou
Chief Executive Officer (Principal Executive Officer)

Date: August 29, 2013